Exhibit 99.1

Magnite Announces $350 Million

Convertible Notes Offering

LOS ANGELES—(BUSINESS WIRE)—March 15, 2021— Magnite (Nasdaq: MGNI) today announced its intention to offer, subject to market conditions and other factors, $350 million aggregate principal amount of convertible senior notes due 2026 (the “notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”), and to non-U.S. persons in offshore transactions in reliance on Regulation S under the Act. Magnite also expects to grant the initial purchasers of the notes a 13-day option to purchase up to an additional $50 million aggregate principal amount of notes.

The notes will be senior, unsecured obligations of Magnite, and interest will be payable semi-annually in arrears. The notes will be convertible into cash, shares of Magnite’s common stock (“common stock”), or a combination thereof, at Magnite’s election. The interest rate, conversion rate, and other terms of the notes are to be determined upon pricing of the offering.

In connection with the pricing of the notes, Magnite expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions are generally expected to reduce potential dilution to Magnite’s common stock upon any conversion of notes and/or offset any cash payments Magnite is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional notes, Magnite expects to enter into additional capped call transactions with the capped call counterparties.

Magnite has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of Magnite’s common stock and/or enter into various derivative transactions with respect to the common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the common stock or the notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the common stock and/or purchasing or selling the common stock or other securities of Magnite in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so following any conversion, repurchase or redemption of the notes, to the extent Magnite exercises the relevant election under the capped call transactions). This activity could also cause or avoid an increase or a decrease in the market price of common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs following a conversion or during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration that noteholders will receive upon conversion of the notes.

Magnite expects to use a portion of the net proceeds of the offering of the notes to pay the cost of the capped transactions described above and the remaining proceeds from the offering to pay a portion of the purchase price for its previously announced acquisition of SpotX, if it is completed, upon closing thereof, which remains subject to receipt of regulatory approvals and satisfaction of customary closing conditions, and for general corporate purposes, which may include working capital, capital expenditures, and other potential acquisitions and strategic transactions. The consummation of the offering is not conditioned on the completion of Magnite’s acquisition of SpotX.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful. The notes and the shares of common stock issuable upon conversion of the notes, if any, have not been, and will not be, registered under the Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Act and applicable state laws.

About Magnite

We’re Magnite (NASDAQ: MGNI), the world’s largest independent sell-side advertising platform. Publishers use our technology to monetize their content across all screens and formats—including desktop, mobile, audio and CTV. And the world’s leading agencies and brands trust our platform to access brand-safe, high-quality ad inventory and execute billions of advertising transactions each month. Anchored in sunny Los Angeles, bustling New York City, historic London, and down under in Sydney, Magnite has offices across North America, EMEA, LATAM and APAC.

On February 4, 2021, Magnite entered into a Stock Purchase Agreement with RTL US Holding, Inc. to acquire 100% of the issued and outstanding shares of capital stock of SpotX, Inc., a Delaware corporation, for a purchase price equal to $560 million in cash plus 14 million shares of Magnite’s common stock, subject to adjustment as set forth in the following sentence. RTL has, in accordance with the SpotX purchase agreement and assuming completion of the proposed offering of notes announced hereby, elected to increase the cash consideration by an amount equal to 20% of the gross proceeds of the proposed offering of notes and to reduce the number of shares of common stock it would otherwise receive by a number of shares of common stock equal to 20% of the gross proceeds of the proposed offering of notes divided by the closing price of a share of our common stock on the trading day immediately prior to the date of pricing of the proposed offering of notes. SpotX is one of the leading platforms shaping CTV and video advertising globally. The SpotX acquisition is subject to receipt of regulatory approvals and satisfaction of customary closing conditions and is expected to close in the second quarter of 2021.

Forward Looking Statements

This press release may include, forward-looking statements, including statements based upon or relating to our expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “anticipate,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning the proposed convertible note offering and related transactions, the proposed acquisition of SpotX and/or the anticipated benefits thereof; completion of the proposed acquisition of SpotX on anticipated terms and timing and other statements that are not historical facts. These statements are not guarantees of future performance; they reflect our current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. These risks include, but are not limited to: the possibility that we may not complete the convertible note offering or related transactions; the possibility that the closing conditions to the proposed acquisition of SpotX may not be satisfied or waived, including that a governmental entity may not grant a required regulatory approval; delay in closing the proposed acquisition of SpotX or the possibility of non-consummation of the transaction; risks inherent in the achievement of anticipated synergies and the timing thereof; our ability to successfully integrate the SpotX business, and realize the anticipated benefits of the acquisition; and our ability to raise additional capital if needed.

We discuss many of these risks and additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in filings we have made and will make from time to time with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the year ended December 31, 2020. These forward-looking statements represent our estimates and assumptions only as of the date of the report in which they are included. Unless required by federal securities laws, we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Without limiting the foregoing, any guidance we may provide will generally be given only in connection with quarterly and annual earnings announcements, without interim updates, and we may appear at industry conferences or make other public statements without disclosing material nonpublic information in our possession. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this press release and the documents that we reference in this press release and have filed or will file with the SEC completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

Investor Relations

Nick Kormeluk

949-500-0003

nkormeluk@magnite.com

Media Relations

Charlstie Veith

516-300-3569

cveith@magnite.com